Earnings per Common Share	12 Months Ended
Dec. 31, 2014
Earnings Per Common Share [Abstract]
Earnings Per Common Share
24.      Earnings Per Common Share:
The computation of basic earnings per share is based on the weighted average number of common shares outstanding during the year using the two-class method. The computation of diluted earnings per share assumes the granting of non-vested share-based compensation awards (refer to Note 22), for which the assumed proceeds upon grant are deemed to be the amount of compensation cost attributable to future services and not yet recognized using the treasury stock method, to the extent dilutive.
As of December 31, 2013 and 2014, the Company excluded 1,569,102 and 1,849,749 non vested shares, respectively, as anti-dilutive. Non-vested share-based payment awards that contain rights to receive non forfeitable dividends or dividend equivalents (whether paid or unpaid) and participate equally in undistributed earnings are participating securities, and thus, are included in the two-class method of computing earnings per share.
The treasury stock method is used in calculating diluted earnings per share for the Notes as the Company expects to settle the principal in cash.
The components of the calculation of basic earnings per common share and diluted earnings per common share are as follows:

	Year Ended December 31,
	2012	2013	2014

Net income attributed to AMPNI shareholders	$20,077	$27,063	$17,590

Less: Dividends declared and undistributed earnings allocated to unvested shares	(396)	(739)	(627)
Basic income available to common stockholders	$19,681	$26,324	$16,963

Basic weighted average number of common shares outstanding	45,473,360	45,677,249	46,271,716

Diluted weighted average number of common shares outstanding	45,473,360	45,677,249	46,271,716

Basic earnings per common share	$0.44	$0.58	$0.37
Diluted earnings per common share	$0.44	$0.58	$0.37